SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 5, 2002
                                                           -------------


                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                            1-8086              06-0853856
     --------                            ------               ----------
 (State or Other Jurisdiction          (Commission          (IRS Employer
      of Incorporation)                File Number)       Identification No.)


       Naugatuck, Connecticut                                    06770
       ----------------------                                    -----
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
                                                           --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

The Registrant has sold a 75% equity interest in its Mexican operations to an investor group. Under the terms of the sale, the Registrant received $266,666 at closing and will receive additional payments totaling $533,334 in two installments over 60 days. The transaction is not anticipated to result in a material gain or loss on the income statement.









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


                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   General DataComm Industries, Inc.
                                   ---------------------------------
                                             (Registrant)

                                   By:  /S/ WILLIAM G. HENRY
                                        -----------------------
                                        William G. Henry
                                        Vice President and
                                        Principal Financial Officer



Dated:  April 17, 2002















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